NEWS RELEASE

                                                                        CONTACT:
                                                       Robert L. Montgomery, Jr.
                            Executive Vice President and Chief Financial Officer
                                                   Columbus McKinnon Corporation
                                                                    716-689-5405

           COLUMBUS MCKINNON REPORTS FISCAL 2004 THIRD QUARTER RESULTS
      NET SALES INCREASED 2.7% TO $110.3 MILLION - PROFITABILITY CONTINUES

    AMHERST,  N.Y., January 20, 2004 -- Columbus McKinnon  Corporation  (Nasdaq:
    CMCO), a leading designer and manufacturer of material handling products, today announced its financial results for the fiscal 2004 third quarter, which ended on December 28, 2003.

    Columbus McKinnon's fiscal 2004 third quarter consolidated net sales increased 2.7% to $110.3 million, compared with $107.4 million a year ago. The Company's net income for the third quarter of fiscal 2004 was $0.7 million or $0.05 per diluted share, an improvement of $3.2 million or $0.22 per diluted share, from a net loss of ($2.5 million) or ($0.17) per diluted share in the year-ago quarter. Pre-tax results for the third quarter of fiscal 2004 include a charge of $2.5 million included in cost of products sold to increase product liability reserves of the Company's captive insurance subsidiary, restructuring charges of $0.3 million, investment gains of $1.0 million, and a favorable adjustment of $1.0 million related to an interest-rate hedge. Pre-tax results for the third quarter of fiscal 2003 include restructuring charges of $0.8 million, a $1.2 million write-off of deferred financing costs for a previous credit facility, and $2.7 million investment losses.

    Net sales for the first nine months of fiscal 2004 were $323.4 million, compared with $334.5 million in the same period last year, a decrease of 3.3%. Net income for the first nine months of fiscal 2004 was $2.8 million or $0.19 per diluted share, an improvement of $8.8 million or $0.60 per diluted share, from a net loss of ($6.0 million) or ($0.41) per diluted share in the same fiscal 2003 period. Pre-tax results for the first nine months of fiscal 2004 include a charge of $2.5 million included in cost of products sold noted above, restructuring charges of $1.7 million, a $3.2 million gain related to the sale of real estate, investment gains of $1.7 million, and a $1.0 million gain related to an interest rate hedge. Results for the first nine months of fiscal 2003 include the cumulative effect of a change in accounting principle charge of $8.0 million, or $0.55 per diluted share, related to the April 1, 2002 adoption of FAS 142 and a pre-tax investment gain of $1.0 million.

    Timothy T. Tevens, President and Chief Executive Officer, commented, "We are pleased to see this quarter's modest improvement in revenues that was driven by our Products segment, which increased its sales by 5.5% over last year and contributed over 87% of net sales. The benefit of our initiatives to reduce and restructure debt over the last year also had a positive impact on interest and debt expense in the quarter. "

    At December 28, 2003, Columbus McKinnon's funded debt, net of $3.1 million of cash, was $294.7 million, compared with $287.5 million at September 28, 2003 and a reduction of $36.6 million from $331.3 million at December 29, 2002. The fiscal 2004 third quarter included a $7.0 million semi-annual bond interest payment and a $6.0 million pension contribution. The Company was in compliance with its senior bank debt covenants at December 28, 2003.


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    Page 2

    Mr. Tevens concluded, "Columbus McKinnon is in a strong position to benefit from a recovery in the industrial economy based on the improvements we've made in our cost structure, our expanded manufacturing and sales presence in international markets and our leading North American market share in key product lines. We remain focused on debt reduction, having paid down over $36.0 million in the last year. We are also making progress toward our objective of selling several less synergistic businesses and surplus real estate, and additional cash we generate from these sales will be applied to debt. We are encouraged by recent trends in the industrial economy and several markets we serve and are confident that we will continue to make improvements in Columbus McKinnon's financial condition and performance."

    Columbus  McKinnon  is a leading  worldwide  designer  and  manufacturer  of material handling products, systems and services, which efficiently and ergonomically move, lift, position or secure material. Key products include hoists, cranes, chain and forged attachments. The Company is focused on commercial and industrial applications that require the safety and quality provided by its superior design and engineering know-how. Comprehensive information on Columbus McKinnon is available on its web site at HTTP://WWW.CMWORKS.COM .

    A teleconference/webcast has been scheduled for January 20, 2004 at 10:00 AM Eastern Time at which the executive officers of Columbus McKinnon will discuss the company's financial results and strategy. The webcast will be accessible at Columbus McKinnon's web site: HTTP://WWW.CMWORKS.COM. It will also be broadcast over the FirstCall Events web site at: Thomson Financial Network at:
    HTTP://WWW.FIRSTCALLEVENTS.COM/SERVICE/AJWZ396594178GF12.HTML. You must have Windows Media Player or RealPlayer's audio software on your computer to listen to the call. Both are available for downloading on the Columbus McKinnon web site and the FirstCall Events web site at no charge.

    An audio recording of the call will be available two hours after its completion and until March 19, 2004 by dialing 1-800-925-0870. Alternatively, you may access an archive of the call until March 19, 2004 on Columbus McKinnon's web site at: HTTP://WWW.CMWORKS.COM/WEBCAST/ARCHIVE.ASP. The call will also be archived on the FirstCall Events web site until March 19, 2004.


         This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future revenue and earnings, involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the Company's ability to amend its debt covenants with its lenders, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update the forward-looking information contained in this release.


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Page Three


                          Columbus McKinnon Corporation
                      Consolidated Statements of Operations


                                                                                        THREE MONTHS ENDED
                                                                          -----------------------------------------------
                                                                                 12/28/03               12/29/02
                                                                          -----------------------------------------------
                                                                                          (IN THOUSANDS,
                                                                                     EXCEPT PER SHARE DATA)
 Net sales                                                                   $     110,253          $     107,384
 Cost of products sold                                                              85,695                 81,085
                                                                          -----------------------------------------------
 Gross profit                                                                       24,558                 26,299
 Gross profit margin                                                                 22.3%                    24.5%
 Selling, general and administrative expense                                        18,552                 17,314
 Restructuring charges                                                                 275                    840
 Amortization                                                                           80                    137
                                                                          -----------------------------------------------
 Income from operations                                                              5,651                  8,008
 Interest and debt expense                                                           6,538                  8,887
 Interest and other income (expense)                                                 2,212                 (2,399)
                                                                          -----------------------------------------------

 Income before income taxes                                                          1,325                 (3,278)
 Income tax expense (benefit)                                                          620                   (805)
                                                                          -----------------------------------------------
 Net (loss) income                                                           $         705          $      (2,473)
                                                                          ===============================================


     Average basic and diluted shares outstanding                                   14,558                 14,502
                                                                          -----------------------------------------------
     Basic and diluted income (loss) per share                               $        0.05          $       (0.17)
                                                                          ===============================================













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Page Four
                          Columbus McKinnon Corporation
                      Consolidated Statements of Operations

                                                                                        NINE MONTHS ENDED
                                                                          -----------------------------------------------
                                                                                 12/28/03               12/29/02
                                                                          -----------------------------------------------
                                                                                          (IN THOUSANDS,
                                                                                     EXCEPT PER SHARE DATA)
 Net sales                                                                   $     323,412          $     334,513
 Cost of products sold                                                             247,889                254,011
                                                                          -----------------------------------------------
 Gross profit                                                                       75,523                 80,502
 Gross profit margin                                                                 23.4%                  24.1%
 Selling, general and administrative expense                                        53,489                 53,241
 Restructuring charges                                                               1,650                    840
 Amortization                                                                          300                    400
                                                                          -----------------------------------------------
 Income from operations                                                             20,084                 26,021
 Interest and debt expense                                                          21,940                 23,371
 Interest and other income                                                           6,659                  1,319
                                                                          -----------------------------------------------
 Income before income tax expense and cumulative
   effect of accounting change                                                       4,803                  3,969
 Income tax expense                                                                  2,099                  1,928
                                                                          -----------------------------------------------
Income before cumulative effect of accounting change                                 2,704                  2,041
 Cumulative effect of accounting change                                                  -                 (8,000)
                                                                          -----------------------------------------------
 Net income (loss)                                                           $       2,704          $      (5,959)
                                                                          ===============================================



     Average basic and diluted shares outstanding                                   14,549                 14,489
     Basic and diluted income (loss) per share:
          Income before cumulative effect of accounting change
                                                                                      0.19                   0.14
          Cumulative effect of accounting change                                         -                  (0.55)
                                                                          -----------------------------------------------
          Net income (loss)                                                  $        0.19          $       (0.41)
                                                                          ===============================================









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Page Five
                          COLUMBUS McKINNON CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)


                                                                                            12/28/03         3/31/03
                                                                                        ----------------------------------
                                        ASSETS
Current assets:
     Cash and cash equivalents                                                            $      3,062     $      1,943
     Trade accounts receivable                                                                  80,428           79,335
     Unbilled revenue                                                                            7,453            8,861
     Inventories                                                                                76,130           78,613
     Net assets held for sale                                                                    2,786            1,800
     Prepaid expenses                                                                           13,616           10,819
                                                                                        ----------------------------------
Total current assets                                                                           183,475          181,371
Net property, plant, and equipment                                                              62,364           67,295
Goodwill and other intangibles, net                                                            194,206          195,129
Marketable securities                                                                           25,484           21,898
Deferred taxes on income                                                                        13,994           15,245
Other assets                                                                                     3,116            1,668
                                                                                        ----------------------------------
Total assets                                                                              $    482,639     $    482,606
                                                                                        ==================================

                         LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Notes payable to banks                                                               $      3,841     $      2,245
     Trade accounts payable                                                                     26,646           28,654
     Accrued liabilities                                                                        48,351           36,540
     Restructuring reserve                                                                       1,224            2,331
     Current portion of long-term debt                                                           7,614            4,981
                                                                                        ----------------------------------
Total current liabilities                                                                       87,676           74,751
Senior debt, less current portion                                                              122,227          109,355
Subordinated debt                                                                              164,120          199,734
Other non-current liabilities                                                                   43,996           46,059
                                                                                        ----------------------------------
Total liabilities                                                                              418,019          429,899
Shareholders' equity:
     Common stock                                                                                  149              149
     Additional paid-in capital                                                                104,080          104,412
     Accumulated deficit                                                                       (23,843)         (26,547)
     ESOP debt guarantee                                                                        (5,268)          (5,709)
     Unearned restricted stock                                                                    (190)            (208)
     Accumulated other comprehensive loss                                                      (10,308)         (19,390)
                                                                                        ----------------------------------
Total shareholders' equity                                                                      64,620           52,707
                                                                                        ----------------------------------
Total liabilities and shareholders' equity                                                $    482,639     $    482,606
                                                                                        ==================================


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Page Six

              COLUMBUS McKINNON CORPORATION - BUSINESS SEGMENT DATA


                                                               PRODUCTS            SOLUTIONS            CONSOLIDATED
                                                            -----------------------------------------------------------
                                                                      (IN THOUSANDS, EXCEPT FOR PERCENTAGES)

   Quarter ended 12/28/03
       Net sales                                                96,524              13,729                110,253
       Gross profit                                             22,791               1,767                 24,558
              Margin                                             23.6%               12.9%                  22.3%
       Income (loss) from operations before
         amortization and restructuring charges                  6,081                 (75)                 6,006
              Margin                                              6.3%               (0.5%)                  5.4%


   Quarter ended 12/29/02
       Net sales                                                91,477              15,907                107,384
       Gross profit                                             24,285               2,014                 26,299
              Margin                                             26.5%               12.7%                  24.5%
       Income (loss) from operations before
         amortization and restructuring charges                  9,180                (195)                 8,985
              Margin                                             10.0%               (1.2%)                  8.4%


   Nine Months ended 12/28/03
       Net sales                                               283,052              40,360                323,412
       Gross profit                                             70,164               5,359                 75,523
              Margin                                             24.8%               13.3%                  23.4%
       Income (loss) from operations before
         amortization and restructuring charges                 22,280                (246)                22,034
              Margin                                              7.9%               (0.6%)                  6.8%


   Nine Months ended 12/29/02
       Net sales                                               286,295              48,218                334,513
       Gross profit                                             73,383               7,119                 80,502
              Margin                                             25.6%               14.8%                  24.1%
       Income (loss) from operations before
         amortization and restructuring charges                 26,531                 730                 27,261
              Margin                                              9.3%                1.5%                   8.1%





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Page Seven

                          COLUMBUS McKINNON CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOW



                                                                                                 NINE MONTHS ENDED
                                                                                     -------------------------------------
                                                                                             12/28/03          12/29/02
                                                                                     -------------------------------------
                                                                                               (IN THOUSANDS)
OPERATING ACTIVITIES:
Net income before cumulative accounting change                                          $      2,704      $      2,041
Adjustments to reconcile net income before cumulative accounting change to net cash provided by operating activities:
     Depreciation and amortization                                                             7,979             8,470
     Deferred income taxes                                                                     1,251               107
     Other                                                                                    (3,744)              251
       Changes in operating assets and liabilities:
          Trade accounts receivable                                                            2,140             3,366
          Unbilled revenues                                                                    1,920               600
          Inventories                                                                          5,184             1,727
          Prepaid expenses                                                                    (1,340)               34
          Other assets                                                                        (1,354)            3,912
          Trade accounts payable                                                              (4,012)          (11,433)
          Accrued and non-current liabilities                                                  6,921           (12,683)
                                                                                     -------------------------------------
Net cash provided by (used in) operating activities                                           17,649            (3,608)
                                                                                     -------------------------------------
INVESTING ACTIVITIES:
(Purchase) sale of marketable securities, net                                                   (530)            2,347
Capital expenditures                                                                          (3,096)           (3,623)
Proceeds from sale of business                                                                     -            15,950
Proceeds from sale of assets                                                                     387                 -
Net assets held for sale                                                                       3,380             1,990
                                                                                     -------------------------------------
Net cash used in investing activities of continuing operations                                   141            16,664
                                                                                     -------------------------------------
FINANCING ACTIVITIES:
Net payments under revolving line-of-credit agreements                                        (3,103)          (11,954)
Repayment of debt                                                                           (125,264)           (1,675)
Payment of deferred financing costs                                                           (4,361)           (7,565)
Proceeds from issuance of long-term debt                                                     115,000                 -
Other                                                                                            441               444
                                                                                     -------------------------------------
Net cash used in financing activities of continuing operations                               (17,287)          (20,750)
Effect of exchange rate changes on cash                                                          616                (9)
                                                                                     -------------------------------------
Net cash provided by (used in) continuing operations                                           1,119            (7,703)
Net cash provided by discontinued operations                                                       -               504
                                                                                     -------------------------------------
Net change in cash and cash equivalents                                                        1,119            (7,199)
Cash and cash equivalents at beginning of period                                               1,943            13,068
                                                                                     -------------------------------------
Cash and cash equivalents at end of period                                              $      3,062      $      5,869
                                                                                     =====================================





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Page Eight


                          COLUMBUS McKINNON CORPORATION
                         OTHER CONSOLIDATED INFORMATION

                                                                DECEMBER 28, 2003         DECEMBER 29, 2002
                                                                -----------------         -----------------
   Backlog (in millions)
       Products segment                                           $     45,285              $     43,019
       Solutions segment                                                 6,871                    18,809

   Trade accounts receivable -
       Days sales outstanding                                             65.7                      69.2

   Inventory turns per year (based on
       cost of products sold)                                             4.5x                      3.5x

   Trade accounts payable -
       Days payables outstanding                                          28.0                      24.5

   Debt to total capitalization percentage                               82.2%                     82.5%

